UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2019

Community Healthcare Trust Incorporated

(Exact Name of Registrant as Specified in Charter)

Maryland	001-37401	46-5212033
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3326 Aspen Grove Drive, Suite 150, Franklin, Tennessee 37067

(Address of Principal Executive Offices) (Zip Code)

(615) 771-3052

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	CHCT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry into a Material Definitive Agreement.

On November 5, 2019, Community Healthcare Trust Incorporated (the “Company”) entered into an Amended and Restated Sales Agency Agreement (the “Agreement”) with Sandler O’Neill & Partners, L.P., Evercore Group L.L.C., SunTrust Robinson Humphrey, Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, Fifth Third Securities, Inc. and Janney Montgomery Scott LLC, as sales agents (collectively, the “Agents”), under which the Company may issue and sell shares of its common stock, par value $0.01 per share (the “Common Stock”), having an aggregate gross sales price of up to $360,000,000 (the “Shares”). The Shares may be sold from time to time after the date of the Agreement through or to one or more of the Agents, as may be determined by the Company in its sole discretion, subject to the terms and conditions of the Agreement and applicable law.

Upon delivery of a placement notice and subject to the terms and conditions of the Agreement, the applicable Agent may sell the Shares in transactions deemed to be “at-the-market offerings” as defined in Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the New York Stock Exchange (“NYSE”), which is the existing trading market for the Common Stock, or to or through a market maker.  In addition, the Agents may sell the Shares by any other method permitted by law, including in privately negotiated transactions. Subject to the terms and conditions of the Agreement, each Agent must use commercially reasonable efforts, consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations thereunder and the rules of the NYSE or any other market on which the Shares may be listed, to sell the Shares from time to time, based upon the Company’s instructions.

The Company is not obligated to, and the Company cannot provide any assurances that it will, make any sales of the Shares under the Agreement. The Agreement will terminate upon the earlier of (i) the sale of all of the Shares under the Agreement or (ii) the termination of the Agreement by the Company or the Agents in accordance with the terms provided therein.

The Company will pay each Agent a commission that will not exceed, but may be lower than, 2% of the gross sales price of the Shares sold through such Agent pursuant to the Agreement.  The Company also has agreed to provide each Agent with customary indemnification and contribution rights.

A copy of the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the material terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K.

The Shares are being offered pursuant to an “automatic shelf registration statement” on Form S-3 333-234523 filed by the Company with the Securities and Exchange Commission (the “Commission”), which became effective automatically upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, including the base prospectus contained therein, as supplemented by a prospectus supplement, dated November 5, 2019, filed by the Company with the Commission pursuant to Rule 424(b) of the Securities Act. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

In connection with the offering, the legal opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC is filed herewith as Exhibit 5.1.

***

The Company cautions you that statements included in this Current Report on Form 8-K that are not descriptions of historical facts are forward-looking statements.  These forward-looking statements include statements regarding the ability to sell Shares and raise additional funds pursuant to the Agreement.  The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of these results will be achieved.  Actual results may differ from those set forth in this Current Report on Form 8-K due to the risks associated with market conditions and the satisfaction of pre-sale conditions under the Agreement, as well as the risks inherent in the Company’s business, including those described in the Company’s periodic filings with the Commission.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this Current Report on Form 8-K to reflect events or circumstances after the date hereof.  All forward-looking statements are qualified in their entirety by this cautionary statement.  This cautionary statement is made under the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 27A of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
5.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC

10.1

Amended and Restated Sales Agency Agreement, dated November 5, 2019, by and among Community Healthcare Trust Incorporated and Sandler O’Neill & Partners, L.P., Evercore Group L.L.C., SunTrust Robinson Humphrey, Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, Fifth Third Securities, Inc. and Janney Montgomery Scott LLC, as sales agents

23.1	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC (included in Exhibit 5.1 above)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY HEALTHCARE TRUST INCORPORATED

	By:	/s/ David H. Dupuy
	Name:	David H. Dupuy
	Title:	Executive Vice President and Chief Financial Officer

Date: November 5, 2019